UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C.  20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 27, 1999


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 9.

ITEM 5.  Other Events.

Financial Results


SECOND QUARTER 1999 COMPARED WITH SECOND QUARTER 1998

	The Company had consolidated net income of $0.44 per share in the second quarter, an increase of $0.05 per share - or approximately 13% - compared with second quarter 1998 consolidated net income of $0.39 per share. Utility earnings for the second quarter 1999 were $0.11 per share, an increase of $0.02 per share - more than 22% - from second quarter 1998 earnings of $0.09 per share. Nonutility earnings for the second quarter 1999 increased 10% to $0.33 per share, compared with $0.30 per share for the second quarter 1998.

Financial results for the second quarter 1999 more than offset lower first quarter 1999 results, which were adversely affected by warm weather during the primary winter-heating months, low wholesale power prices, and low overall oil and gas prices. Nearly every business unit contributed to the strong second-quarter 1999 performance.


Electric Utility and Natural Gas Utility

Income from electric utility operations for the second quarter 1999 remained relatively flat compared with income from operations for the second quarter 1998. Income from natural gas utility operations for the second quarter 1999 increased approximately $2,700,000 compared with the second quarter 1998.

Electric Utility

	Revenues from electric utility operations increased approximately $4,300,000 - more than 4% - mainly because of higher rates in the off-system markets and increased sales of surplus power. As a result of electric deregulation, effective July 1, 1998, the Company began reflecting transmission revenues from the sale of electricity to the nonutility operations in intersegment revenues, resulting in an increase in intersegment revenues.

Power-supply expenses increased approximately $1,700,000 primarily due to increased steam maintenance and higher contractual prices paid to small-power producers. These increased costs were partially offset by the elimination of secondary purchases by the utility. Transmission and distribution expenses increased approximately $2,200,000 primarily because of additional transmission expense associated with increased sales of surplus power. Taxes other than income taxes and depreciation expense increased a total of approximately $800,000, representing increased investment in plant and higher property values.

Natural Gas Utility

	Revenues from natural gas utility operations increased approximately $3,000,000 - more than 15% - primarily because of colder weather. Expenses associated with natural gas utility operations remained relatively stable.

Nonutility/Coal; Oil & Natural Gas; Independent Power Operations;
Telecommunications; Other

Nonutility financial results for second quarter 1999 versus second quarter 1998 were as follows: (1) income from coal operations remained relatively flat; (2) income from oil and natural gas operations increased approximately $900,000; and (3) income from independent power operations was relatively stable. Results for telecommunications operations, including a discussion of two particular events, are addressed more fully below in the "Telecommunications" section. Investment income increased approximately $1,900,000, due to income earned as a result of the funds received from the prepayment.

Coal

Northwestern Resource's revenues increased $3,600,000 primarily because volumes increased 3.5% and prices rose 9.6%. Western Energy's coal revenues fell slightly because an increase in tons sold was more than offset by a 3.0% decrease in prices. Western Energy's depreciation expense decreased approximately $700,000 principally because of additional depreciation recorded on idle equipment in the second quarter of 1998. Increased tons sold by Northwestern Resources and Western Energy resulted in increased (1) operations and maintenance expense, and (2) taxes other than income taxes. These increased expenses more than offset the increased revenues from coal operations.

Oil & Natural Gas

Increased income from oil and natural gas operations resulted from higher (1) oil and natural gas prices, and (2) natural gas volumes sold. These two events more than offset decreases in oil volumes sold.

Independent Power Operations

Revenues from unconsolidated investments decreased mainly because of the late 1998 sale of one project and the settlement of another project in which Continental Energy Services held interests. The effects of these events were essentially offset by (1) higher revenues because of improved operations at other projects in which Continental Energy holds interests, and (2) decreased operations and maintenance expense because of lower project-development costs.

Telecommunications

In January 1999, Touch America received a discounted prepayment on a twelve-year contract with a capacity customer. As a result, private-line revenues (revenues from sales on Touch America's fiber-optic network) under that contract were $6,000,000 lower as compared with the prior period. Revenues from dark-fiber sales were approximately $2,800,000 lower primarily because of reduced sales of Touch America's portion of available dark fiber as compared with the same period in 1998. However, as a result of existing agreements, the Company expects to record $3,000,000 in dark-fiber revenues during the remainder of 1999. Touch America also expects revenues from additional dark-fiber sales during the next two quarters.

Excluding the effects of (1) the prepayment, and (2) reduced revenues from dark-fiber sales, revenues from telecommunications operations increased approximately 50%. Based on the same exclusions, income from telecommunications operations increased approximately 40%.

The increase in operating revenues, after the above exclusions, consists of several elements. First, it reflects increased private-line revenues, which increased approximately $2,000,000 due to higher sales of fiber capacity. Second, long-distance and equipment-service revenues increased approximately $3,400,000 as a result of increased (1) long-distance customer and minute sales, and (2) price-per-minute sales.

Long-distance and equipment-service operations and maintenance expense increased approximately $2,300,000 as a result of increased sales. Taxes other than income taxes - mainly property taxes - decreased approximately $900,000 primarily because the Company released approximately $700,000 that it had previously accrued.

Other Income

Other income increased approximately $3,300,000.  Approximately
$1,900,000 of this increase is attributable to investment income earned on the funds received from the prepayment. The use of these funds also contributed to decreased interest expense.


YEAR-TO-DATE 1999 COMPARED WITH YEAR-TO-DATE 1998

	Year-to-date earnings through June 30, 1999 were $1.04 per share, or $0.01 per share higher than earnings for the six months ended June 30, 1998. The year-to-date $1.04 per share consists of (1) Nonutility earnings of $0.68 per share (compared with $0.59 per share for the six months ended June 30, 1998), and (2) Utility earnings of $0.36 per share (compared with $0.44 per share for the six months ended June 30, 1998).


Electric Utility and Natural Gas Utility

Income from electric utility operations for the six months ended June
30, 1999 decreased approximately $975,000 compared with income from operations for the six months ended June 30, 1998. Income from natural gas utility operations for the six months ended June 30, 1999 versus the six months ended June 30, 1998 increased approximately $500,000.

	Electric Utility

Revenues increased $6,800,000 mainly because of higher rates in the off-system markets and increased sales of surplus power. As a result of electric deregulation, effective July 1, 1998, the Company began reflecting transmission revenues from the sale of electricity to the nonutility operations in intersegment revenues.

Transmission and distribution expenses increased $5,300,000 primarily because of additional transmission expense associated with sales of surplus power. Taxes other than income taxes and depreciation expense increased a total of $1,900,000, representing increased investment in plant and higher property values.

	Natural Gas Utility

Revenues increased $2,400,000 mainly because of higher transportation revenues, customer growth, and increased prices to recover gas supply costs. Expenses associated with natural gas utility operations remained relatively stable.

Nonutility/Coal; Oil and Natural Gas; Independent Power Operations; Telecommunications; Other

Nonutility financial results for the six months ended June 30, 1999 versus year-to-date 1998 were as follows: (1) income from coal operations was up approximately $300,000; (2) income from oil and natural gas operations increased approximately $900,000; and (3) income from independent power operations increased approximately $6,200,000. Results for telecommunications operations are discussed more fully below. Finally, investment income increased approximately $4,400,000 due to income earned as a result of the funds received from the prepayment.

Coal

Northwestern Resource's revenues increased $6,500,000 primarily because volumes increased 8.9% and prices rose 3.4%. Western Energy's coal revenues fell approximately $2,200,000 mainly because of a $2,700,000 refund issued to a buyer for final pit reclamation funds previously paid by that buyer. Western Energy's depreciation expense decreased $1,600,000 primarily due to (1) the additional accrual mentioned in the "second quarter 1999" discussion above, and (2) equipment at the Rosebud Mine being fully depreciated late in the first quarter of 1998, resulting in lower depreciation expense in 1999. The increased tons sold by Northwestern Resources and Western Energy resulted in increased operations and maintenance expense.

Oil and Natural Gas

The increased income from oil and natural gas operations resulted from higher natural gas volumes and prices. These higher volumes and prices more than offset decreases in oil volumes and prices.

Independent Power Operations

Revenues from unconsolidated investments increased approximately
$1,100,000 because of improved operations at projects in which Continental Energy Services holds interests. In addition, lower project-development costs resulted in a $3,800,000 decrease in operations and maintenance expense. Amortization expense also decreased approximately $800,000 because of a late 1998 settlement relating to a project in which Continental Energy Services held an interest.

Telecommunications

Private-line revenues were $11,000,000 lower due to the discounted prepayment versus the six months ended June 30, 1998. Revenues from dark-fiber sales were approximately $3,500,000 lower primarily because of reduced sales of Touch America's portion of available dark fiber as compared with the same period in 1998. As stated in the "second quarter 1999" discussion, however, the Company expects to record $3,000,000 in dark-fiber revenues under existing agreements during the remainder of 1999. It also expects additional revenues from dark-fiber sales during the third and fourth quarters.

Excluding the effects of (1) the prepayment, and (2) reduced revenues from dark-fiber sales, revenues from telecommunications operations increased approximately 50%. Based on the same exclusions, income from telecommunications operations increased approximately 25%.

The increase in operating revenues, after the above exclusions, consists of several elements. First, the increase reflects higher private-line revenues of approximately $4,000,000. These increased revenues are attributable to increased sales of fiber capacity. It also includes increased long-distance and equipment-service revenues of approximately $5,500,000. These revenues increased as a result of increased (1) long-distance customer and minute sales, and (2) price-per-minute sales.

Long-distance and equipment-service operations and maintenance expense increased approximately $4,000,000 as a result of increased sales. Taxes other than income taxes - mainly property taxes - decreased approximately $1,100,000 primarily because the Company released approximately $700,000 that it had previously accrued.

Other Income

Other income increased approximately $6,000,000.  Approximately
$4,400,000 of this increase is attributable to investment income earned on the funds received from the prepayment. The use of these funds also contributed to decreased interest expense.


TWELVE MONTHS ENDED JUNE 30, 1999 COMPARED WITH TWELVE MONTHS ENDED JUNE 30,
1998

During the twelve months ended June 30, 1999, consolidated earnings were $2.95 per share. For the twelve months ended June 30, 1998, consolidated earnings were $2.23 per share. The $2.95 for the twelve months ended June 30, 1999 - a 32% increase compared with the $2.23 figure for the twelve months ended June 30, 1998 - consists of (1) Nonutility earnings of $2.09 per share (compared with $1.27 per share for the twelve months ended June 30, 1998), and
(2) Utility earnings of $0.86 per share (compared with $0.96 per share for the twelve months ended June 30, 1998).

	This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 at Item 7, "Management's Discussion and Analysis of
Financial Conditions and Results of Operations - Safe Harbor for Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "expects," "believes," "anticipates" and similar expressions.

	On June 22, 1999 the Board of Directors approved, effective August 6, 1999, a two-for-one split of the Company's outstanding common stock to all shareholders of record on July 16, 1999. Because the stock split was not effective at the financial statement date, all financial information regarding the outstanding common stock was presented on a pre-split basis with additional earnings-per-share amounts provided for the current year on a post-split basis.

	For comparative purposes, the following table shows the breakdown of consolidated basic net income per share by principal business segment:



			     Quarter Ended
					*Post-Split
			June 30,	June 30,	June 30,
			  1999  	  1998  	  1999

	Utility Operations	$	0.11	$  0.09	0.05
	Nonutility Operations		0.33	   0.30		0.17
		Consolidated	$	0.44	$  0.39	$	0.22

			   Six Months Ended
					*Post-Split
			June 30,	June 30,	June 30,
			  1999  	  1998  	  1999

	Utility Operations	$	0.36	$  0.44	0.18
	Nonutility Operations		0.68	   0.59		0.34
		Consolidated	$	1.04	$  1.03	$	0.52


			  Twelve Months Ended
					*Post-Split
			June 30,	June 30,	June 30,
			  1999  	  1998  	  1999

	Utility Operations	$	0.86	$  0.96	0.43
	Nonutility Operations		2.09	   1.27		1.05
		Consolidated	$	2.95	$  2.23	$	1.48



* Adjusted for the 2-for-1 stock split effective August 6, 1999.

ITEM 7.  Financial Statements and Exhibits.

99a	Preliminary Consolidated Statements of Income for the Quarters Ended
June 30, 1999 and 1998; Six Months Ended June 30, 1999 and 1998; and
Twelve Months Ended June 30, 1999 and 1998.

99b	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended June 30, 1999 and 1998; Six Months Ended June 30, 1999 and
1998; and Twelve Months Ended June 30, 1999 and 1998.

99c	Preliminary Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended June 30, 1999 and 1998; Six Months Ended June 30, 1999 and 1998; and Twelve Months Ended June 30, 1999 and 1998.

99d	Preliminary Operating Statistics.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, a duly authorized signatory.


			THE MONTANA POWER COMPANY
		(Registrant)


		By 	/s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief
		  Financial Officer

Dated:  July 27, 1999

	Exhibit Index

Exhibit	Page

99a	Preliminary Consolidated Statements of Income for the Quarters
Ended June 30, 1999 and 1998; Six Months Ended June 30, 1999 and
1998; and Twelve Months Ended June 30, 1999 and 1998.  	10

99b	Preliminary Utility Operations Schedule of Revenues and Expenses
for the Quarters Ended June 30, 1999 and 1998; Six Months Ended
June 30, 1999 and 1998; and Twelve Months Ended June 30, 1999
and 1998.  	11

99c	Preliminary Nonutility Operations Schedule of Revenues and
Expenses for the Quarters Ended June 30, 1999 and 1998; Six
Months Ended June 30, 1999 and 1998; and Twelve Months Ended
June 30, 1999 and 1998.	12-13

99d	Preliminary Operating Statistics.  	14

Exhibit 99a

PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
The Montana Power Company and Subsidiaries
	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1999  	  1998	  1999  	  1998	  1999	  1998
	                 Thousands of Dollars
REVENUES		$309,708	$259,111	$631,476	$553,160	$1,340,374	$1,079,336

EXPENSES:
  Operations		155,034	102,854	308,594	231,280	613,791	458,275
  Maintenance		20,317	20,204	39,947	39,986	81,025	80,097
  Selling, general, and
    administrative		31,030	33,571	64,173	62,937	129,977	122,598
  Taxes other than income taxes		25,338	24,802	51,106	50,326	96,960	96,789
  Depreciation, depletion, and
    amortization			27,601		27,701		55,355		54,787		113,233		105,709
		259,320		209,132		519,175		439,316		1,034,986		863,468

  INCOME FROM OPERATIONS		50,388	49,979	112,301	113,844	305,388	215,868

INTEREST EXPENSE AND OTHER:
  Interest		12,871	14,397	26,500	28,901	58,450	58,128
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust		1,373	1,373	2,746	2,746	5,492	5,496
  Other (income) deductions - net			(2,603)		(118)		(6,472)		(1,847)		(7,834)		(23,502)
			11,641		15,652		22,774		29,800		56,108		40,122

INCOME TAXES			13,498		11,777		30,454		25,625		83,004		49,655

NET INCOME		25,249	22,550	59,073	58,419	166,276	126,091
DIVIDENDS ON PREFERRED STOCK			922		922		1,845		1,845		3,690		3,690

NET INCOME AVAILABLE FOR
  COMMON STOCK		$	24,327	$	21,628	$	57,228	$	56,574	$	162,586	$	122,401

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING - BASIC (000)		55,092	54,983	55,083	54,929	55,058	54,797

BASIC NET INCOME PER SHARE OF
  COMMON STOCK	$	0.44	$	0.39	$	1.04	$	1.03	$	2.95	$	2.23

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING - DILUTED (000)		55,549	55,065	55,470	55,005	55,277	54,855

FULLY DILUTED EARNINGS PER SHARE OF
  COMMON STOCK	$	0.44	$	0.39	$	1.03	$	1.03	$	2.94	$	2.23

POST-SPLIT EARNINGS PER SHARE:

*BASIC NET INCOME PER SHARE OF
  COMMON STOCK	$	0.22	$	0.20	$	0.52	$	0.51	$	1.48	$	1.12

*FULLY DILUTED EARNINGS PER SHARE OF
  COMMON STOCK	$	0.22	$	0.20	$	0.51	$	0.51	$	1.47	$	1.12


* Adjusted for the 2-for-1 stock split effective August 6, 1999.

Exhibit 99b

PRELIMINARY UTILITY OPERATIONS
	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1999  	  1998	  1999  	  1998	  1999	  1998
	                 Thousands of Dollars
ELECTRIC UTILITY:
REVENUES:
  Revenues		$105,443	$	102,437	$221,977	$219,235	$453,461	$437,703
  Intersegment revenues			2,778		1,458		6,468		2,454		11,590		4,876
		108,221	103,895	228,445	221,689	465,051	442,579
EXPENSES:
  Power supply		30,878	29,196	69,565	69,163	137,818	145,170
  Transmission and distribution		10,731	8,539	22,408	17,123	45,467	35,715
  Selling, general, and
    administrative		13,810	14,134	27,563	27,440	53,149	52,434
  Taxes other than income taxes		12,535	12,075	25,289	24,172	47,433	45,636
  Depreciation and amortization			13,494		13,184		27,173		26,369		57,328		52,497
			81,448		77,128		171,998		164,267		341,195		331,452

  INCOME FROM ELECTRIC OPERATIONS		26,773	26,767	56,447	57,422	123,856	111,127

NATURAL GAS UTILITY:

REVENUES:
Revenues (other than including
  gas supply cost revenues)		15,328	13,368	41,621	40,034	76,703	85,091
Gas supply cost revenues		7,062	5,938	21,114	20,316	32,734	27,517
Intersegment revenues			137		222		336		352		768		615
		22,527	19,528	63,071	60,702	110,205	113,223
EXPENSES:
  Gas supply costs		7,062	5,938	21,114	20,316	32,734	27,517
  Other production, gathering, and
    exploration		341	514	1,134	1,159	2,267	4,309
  Transmission and distribution		3,667	3,805	7,303	7,440	15,420	14,842
  Selling, general, and
    administrative		4,776	5,523	10,531	10,091	20,622	19,398
  Taxes other than income taxes		3,453	3,330	7,270	6,702	14,652	13,991
  Depreciation, depletion, and
    amortization			2,289		2,203		4,640		4,407		8,939		10,099
			21,588		21,313		51,992		50,115		94,634		90,156

  INCOME FROM GAS OPERATIONS		939	(1,785)	11,079	10,587	15,571	23,067

INTEREST EXPENSE AND OTHER:
  Interest		14,442	13,680	28,880	27,125	58,113	54,749
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust		1,373	1,373	2,746	2,746	5,492	5,496
  Other (income) deductions - net			(1,033)		(678)		(2,317)		(795)		(5,196)		(7,571)
			14,782		14,375		29,309		29,076		58,409		52,674

INCOME BEFORE INCOME TAXES		12,930	10,607	38,217	38,933	81,018	81,520

INCOME TAXES			5,995		4,663		16,669		13,119		30,109		25,294

DIVIDENDS ON PREFERRED STOCK			922		922		1,845		1,845		3,690		3,690

UTILITY NET INCOME AVAILABLE FOR
  COMMON STOCK		$	6,013	$	5,022	$	19,703	$	23,969	$	47,219	$	52,536

	Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS
	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1999  	  1998	  1999  	  1998	  1999	  1998
	                 Thousands of Dollars
COAL:
REVENUES:
  Revenues		$48,779	$45,053	$92,217	$88,478	$181,700	$177,980
  Intersegment revenues			9,835		9,657		19,740		19,856		38,680		39,371
		58,614	54,710	111,957	108,334	220,380	217,351
EXPENSES:
  Operations and maintenance		36,530	32,427	68,862	64,191	137,634	128,339
  Selling, general, and
    administrative		4,740	4,369	9,762	9,421	20,929	20,350
  Taxes other than income taxes		6,657	6,424	13,014	13,112	23,951	26,329
  Depreciation, depletion, and
    amortization			1,799		2,531		3,684		5,267		5,013		11,893
		49,726		45,751		95,322		91,991		187,527		186,911

  INCOME FROM COAL
     OPERATIONS		8,888	8,959	16,635	16,343	32,853	30,440

OIL AND NATURAL GAS:

REVENUES:
  Revenues 		76,957	42,823	145,739	95,803	271,253	182,650
  Intersegment revenues			8,332		4,887		16,521		9,633		33,200		12,558
		85,289	47,710	162,260	105,436	304,453	195,208
EXPENSES:
  Operations and maintenance		70,748	34,250	133,461	77,410	247,947	147,738
  Selling, general, and
    administrative		4,732	5,643	8,960	10,005	19,880	15,722
  Taxes other than income taxes		1,553	961	2,577	2,312	5,173	4,214
  Depreciation, depletion, and
    amortization			5,955		5,471		11,519		10,848		22,931		19,334
			82,988		46,325		156,517		100,575		295,931		187,008

  INCOME FROM OIL AND NATURAL
     GAS OPERATIONS		2,301	1,385	5,743	4,861	8,522	8,200

INDEPENDENT POWER:

REVENUES:
  Revenues		18,735	17,803	36,968	36,379	74,296	73,093
  Earnings from unconsolidated
    investments		4,130	6,798	9,464	8,351	90,638	18,659
  Intersegment Revenues			425		612		663		1,181		1,496		1,787
	23,290	25,213	47,095	45,911	166,430	93,539

EXPENSES:
  Operations and maintenance		16,178	17,167	31,911	35,841	61,080	69,018
  Selling, general, and90,638
    administrative		980	1,181	1,811	2,155	4,402	4,249
  Taxes other than income taxes		457	434	919	899	1,787	1,521
  Depreciation, depletion, and
    amortization			784		1,453		1,561		2,372		8,194		4,180
		18,399		20,235		36,202		41,267		75,463		78,968

INCOME FROM INDEPENDENT POWER
  OPERATIONS		4,891	4,978	10,893	4,644	90,967	14,571

	Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS (continued)
	  Quarter Ended   	 Six Months Ended	 12 Months Ended
	     June 30,    	     June 30,     	     June 30,
	  1999  	  1998	  1999  	  1998	  1999	  1998
	                 Thousands of Dollars

TELECOMMUNICATIONS:
REVENUES:
  Revenues			$21,372	$	21,528		$41,152	$42,208	$86,690	$73,129
  Earnings from unconsolidated
    investments			721		3,564		2,100		5,644	7,365	6,041
  Intersegment Revenues			126		252		354		503		1,151		915
	22,219	25,344	43,606	48,355	95,206	80,085

EXPENSES:
  Operations and maintenance		9,382	6,725	17,828	12,912	32,027	24,454
  Selling, general, and
    administrative		2,887	3,142	5,670	5,606	12,235	10,456
  Taxes other than income taxes		384	1,313	1,425	2,559	2,489	4,522
  Depreciation, depletion, and
    amortization			2,109		1,708		4,524		3,249		8,364		5,184
		14,762		12,888		29,447		24,326		55,115		44,616

  INCOME FROM TELECOMMUNICATIONS
    OPERATIONS		7,457	12,456	14,159	24,029	40,091	35,469

OTHER OPERATIONS:

REVENUES:
  Revenues		11,248	3,046	19,124	4,312	62,800	4,021
  Intersegment revenues			561		301		1,002		564		1,391		3,570
		11,809	3,347	20,126	4,876	64,191	7,591
EXPENSES:
  Operations and maintenance		11,456	3,743	18,887	5,258	64,301	5,963
  Selling, general, and
    administrative		(297)	968	1,027	815	2,424	5,535
  Taxes other than income taxes		300	265	612	570	1,474	576
  Depreciation, depletion, and
    amortization			1,172		1,153		2,254		2,275		4,066		2,522
			12,631		6,129		22,780		8,918		72,265		14,596

  LOSS FROM OTHER OPERATIONS		(822)	(2,782)	(2,654)	(4,042)	(8,074)	(7,005)

INTEREST EXPENSE AND OTHER:
  Interest		1,254	2,360	3,358	4,589	10,189	8,295
  Other (income) deductions - net		 (4,357)	 (1,085)	 (9,892)	 (3,865)	(14,091)	(20,846)
		 (3,103)	  1,275	 (6,534)	    724	( 3,902)	(12,551)

INCOME BEFORE INCOME TAXES		25,818	23,721	51,310	45,111	168,261	94,226

INCOME TAXES			7,504		7,115		13,785		12,506		52,894		24,361

NONUTILITY NET INCOME AVAILABLE
  FOR COMMON STOCK 			$18,314	$	16,606		$37,525	$32,605		$115,367	$69,865

	Exhibit 99d

PRELIMINARY OPERATING STATISTICS
		Quarter Ended			Six Months Ended
		June 30,			June 30,
	1999		1998	Change	%	1999	1998	Change	%
ELECTRIC UTILITY GENERATION (MWhs):
	Hydroelectric		1,130,085	1,040,746	89,339	9%	2,000,284	1,858,735	141,549	8%
	Coal Fired		  980,595	  983,636	(3,041)	0%	2,249,701	2,005,456	244,245	12%
	Total		2,110,680	2,024,382	86,298	4%	4,249,985	3,864,191	385,794	10%


HEATING DEGREE DAYS:		1,431	1,253	178	14%	4,381	4,500	(119)	(3%)
			Normal		1,257		Normal		4,708


COAL SALES (thousand of tons):
	Montana		2,348	2,308	40	2%	5,073	5,050	23	0%
	Texas		2,039	1,970	 69	4%	4,207	3,865	342	9%
	Total		4,387	4,278	109	3%	9,280	8,915	365	4%


NONUTILITY OIL & GAS PRODUCTION SALES VOLUMES:
	Oil (Bbls)		124,286	158,580	(34,294)	(22%)	250,084	322,498	(72,414)	(22%)

	Natural Gas (Mcfs)		6,989,661	6,582,650	407,011	6%	13,735,100	12,884,283	850,817	7%

	N G Liquids (Bbls)		126,811	152,266	(25,455)	(17%)	252,840	313,515	(60,675)	(19%)




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